Exhibit 99(a)(1)(D)


What Number to Give the Paying Agent

     The Holder is required to give the Paying Agent his or her TIN (e.g., Social Security number or Employer Identification Number). If the Securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


PAYER'S NAME: The Bank of New York

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

SUBSTITUTE                                  Part 1-- PLEASE PROVIDE
Form W-9                                    YOUR TIN IN THE BOX TO              ----------------------
                                            THE RIGHT AND CERTIFY BY            Social Security Number
                                            SIGNING AND DATING BELOW.                     or

                                                                               -----------------------
                                                                            Employer Identification Number

                                           ---------------------------------------------------------------

                                           Part 2 -- Certification -- Under
                                           penalties of perjury, I certify that:

Department of the Treasury                 (1) The number shown on this form is my correct
Taxpayer Internal Revenue Service           Identification Number (or I am waiting for a
number to be issued                         to me), (2) I am not subject to
                                            backup withholding because (i) I am
                                            exempt from backup withholding, (ii)
                                            I have not been notified by the
                                            Internal Revenue Service ("IRS")
                                            that I am subject to backup
                                            withholding as a result of failure
                                            to report all interest or dividends,
                                            or (iii) the IRS has notified me
                                            that I am no longer subject to
                                            backup withholding, and (3) I am a
                                            U.S. person (including a U.S.
                                            resident alien).
                                           ---------------------------------------------------------------


Payer's Request for Taxpayer                Certificate instructions-- You must cross out          Part 3
Identification Number (TIN)                 item (2) in Part 2 above if you have been             Awaiting
                                            notified by the IRS that you are subject to          TIN    |_|
                                            backup withholding because of under-reporting
                                            interest or dividends on your tax return.
                                            However, if after being notified by the IRS
                                            that you were subject to backup withholding
                                            you receive another notification from the IRS
                                            stating that you are no longer subject to
                                            backup withholding, do not cross out item (2).

                                          Signature
                                                    ______________________________________

                                          Name
                                                    ______________________________________
                                                                  (Please Print)

                                          Date
                                                    ______________________________________


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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY GROSS PAYMENTS MADE TO YOU PURSUANT TO THE PUT OPTION. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature _____________________________________   Date __________________,2003

Name (please print)_____________________________________________________________

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IMPORTANT: The Purchase Notice (together with the Securities or confirmation of book-entry transfer of the Securities and all other required documents) must be received by the Paying Agent at the address set forth on the first page of the Purchase Notice prior to 5:00 p.m., New York City time, on December 15, 2003.

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